Note 3 - Equity Compensation Plans and Capital Stock	12 Months Ended
Mar. 31, 2024
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]

3. EQUITY COMPENSATION PLANS AND CAPITAL STOCK

The Company maintains the Friedman Industries, Incorporated 2016 Restricted Stock Plan (the “Plan”). The Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) and continues indefinitely until terminated by the Board or until all shares allowed by the Plan have been awarded and earned. The aggregate number of shares of the Company’s Common Stock eligible for award under the Plan is 500,000 shares. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the employees, directors or consultants to whom awards will be granted and shall determine the amount and applicable restrictions of each award. Restricted awards entitle recipients to vote and receive non-forfeitable dividends during the restriction period. Because dividends are non-forfeitable, they are reflected in retained earnings. Forfeitures are accounted for upon their occurrence. Because the Company accounts for forfeitures as they occur, the non-forfeitable dividends are reclassified from retained earnings to additional stock compensation for the actual forfeitures that occurred.

The following table summarizes the activity related to restricted stock units ("RSUs") for the two years ended March 31, 2024:

		Weighted
		Average Grant
	Number of	Date Fair Value
	Shares	Per Share
Unvested at March 31, 2022	139,523	$5.96
Granted	7,700	9.10
Vested	(46,857)	6.21
Unvested at March 31, 2023	100,366	$6.08
Granted	4,487	15.61
Vested	(40,366)	6.27
Unvested at March 31, 2024	64,487	$6.62

We measure compensation expense for RSUs at the market price of our common stock as of the grant date. Compensation expense is recognized over the requisite service period applicable to each award. The Company recorded compensation expense of approximately $0.2 million and $0.3 million in fiscal 2024 and fiscal 2023, respectively, relating to the RSUs issued under the Plan.

At  March 31, 2024 and 2023 unrecognized compensation expense related to unvested RSUs was approximately $0.1 million and $0.3 million, respectively, which is expected to be recognized over a weighted average period of approximately 0.8 years and 1.4 years, respectively.

As of March 31, 2024, a total of 117,998 shares were still available to be issued under the Plan.

The Company has 1,000,000 authorized shares of Cumulative Preferred Stock with a par value of $1 per share. The stock may be issued in one or more series, and the Board of Directors is authorized to fix the designations, preferences, rights, qualifications, limitations and restrictions of each series, except that any series must provide for cumulative dividends and must be convertible into Common Stock. There were no shares of Cumulative Preferred Stock issued as of March 31, 2024 or March 31, 2023.

On December 13, 2023, the Company repurchased 400,041 shares of the Company's common stock from Metal One Corporation for an aggregate repurchase of approximately $5.1 million. Also on  December 13, 2023, the Board of Directors authorized the repurchase, for retirement, of up to 1,045,774 additional shares of our common stock in open-market transactions or otherwise with the authorization expiring December 13, 2026. The Company did not repurchase any shares through the open market during fiscal 2024 or fiscal 2023 but did acquire 3,723 shares and 4,162 shares during fiscal 2024 and fiscal 2023, respectively, as employee withholding taxes paid on vested restricted stock.